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Exhibit (a)(1)(B)

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the U.S. Offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.

        If you have sold or otherwise transferred any of your registered holdings of ILOG American depositary shares ("ADSs"), please pass a copy of this document and the accompanying U.S. Offer to Purchase, dated October 14, 2008 (the "Offer to Purchase"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the U.S. Offer is not being made directly or indirectly in any jurisdiction where prohibited by applicable law and such documents should not be distributed, forwarded or transmitted into or from any jurisdiction where prohibited by applicable law by any means whatsoever, including without limitation mail, facsimile, transmission, telex or telephone.

ADS LETTER OF TRANSMITTAL

To Tender American Depositary Shares
of
ILOG S.A.
(CUSIP: 452360100; ISIN: US4523601007)
Pursuant to the U.S. Offer to Purchase for Cash
by
CITLOI S.A.S.

          THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME, ON NOVEMBER 17, 2008, UNLESS THE U.S. OFFER IS EXTENDED.

The Receiving Agent for the U.S. Offer is:

WELLS FARGO BANK, N.A.

By Mail:	By Hand:	By Overnight Delivery:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, MN 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 161 North Concord Exchange South St. Paul, MN 55075	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 161 North Concord Exchange South St. Paul, MN 55075

        DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

        THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF ILOG AMERICAN DEPOSITARY SHARES (ADSs) TENDERED

ILOG ADSs Tendered (Attach Additional Signed List, if Necessary)

Name(s) & Address(es) of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s)*	Total Number of ADSs Represented by Certificate(s)*	Number of ADSs Tendered**

Total Certificated ADSs Tendered

Total Book-Entry ADSs Tendered

Total ADSs Tendered

*	Certificate numbers are not required if tender is made by book-entry transfer.
**	If you desire to tender fewer than all ILOG ADSs represented by any certificate listed above, please indicate in this column the number of ILOG ADSs you wish to tender. Otherwise, all ILOG ADSs represented by such certificate will be deemed to have been tendered. See Instruction 4.
IF ANY OF THE CERTIFICATES REPRESENTING ILOG ADSs THAT YOU OWN HAVE BEEN LOST, DESTROYED, STOLEN OR MUTILATED, PLEASE FOLLOW THE PROCEDURES SET FORTH IN INSTRUCTION 10.

        This ADS letter of transmittal is to be completed by holders of American depositary shares ("ADSs") of ILOG S.A., a French société anonyme, if (i) American depositary receipts ("ADRs") representing the ILOG ADSs are to be forwarded herewith; or (ii) unless an agent's message is utilized, delivery is to be made by book-entry transfer to the Receiving Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures described in the U.S. Offer to Purchase, dated October 14, 2008 (the "Offer to Purchase"), under "THE TENDER OFFER—3. Procedure for Accepting this Offer and Tendering Securities—ADSs". Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Receiving Agent. See Instruction 2.

        Acceptance of the U.S. Offer in respect of ILOG ordinary shares (except insofar as they are represented by ILOG ADSs) or ILOG warrants cannot be made by means of this ADS letter of transmittal. If you directly hold ILOG ordinary shares, you may obtain a form of acceptance from Georgeson Inc., the information agent (the "Information Agent"), or contact your French financial intermediary or your U.S. custodian, as the case may be. If you hold ILOG warrants, you may obtain a form of acceptance from the Information Agent, or contact BNP Paribas Securities Services, the shareholder services provider of ILOG. See Instruction 11 of this ADS letter of transmittal.

        Your bank or broker can assist you in completing this ADS letter of transmittal. The instructions included with this ADS letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this ADS letter of transmittal may be directed to the Information Agent, at the address and telephone numbers indicated below.

        If delivery of ILOG ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility, then either this ADS letter of transmittal or an agent's message should be used. The term "agent's message" means a message which is transmitted by the Book-Entry Transfer Facility to and received by the Receiving Agent and which forms a part of a book-entry confirmation. This message must state that the Book-Entry Transfer Facility has received an express acknowledgment from a participant in the Book-Entry Transfer Facility's system that (i) the participant is tendering ILOG ADSs that are the subject of a confirmation of a book-entry transfer, (ii) the participant has received and agrees to be bound by the applicable letter of transmittal, and (iii) CITLOI S.A.S. and the Receiving Agent may enforce the agreement against the participant.

☐
CHECK HERE IF ILOG ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE RECEIVING AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

 NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ CAREFULLY THE INSTRUCTIONS SET FORTH IN THIS ADS LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

        The undersigned hereby tenders to CITLOI S.A.S., a French société par actions simplifiée, the above-described American depositary shares ("ADSs") of ILOG S.A., a French société anonyme, pursuant to CITLOI S.A.S.'s offer to purchase all outstanding ILOG ADSs for cash in the U.S. dollar equivalent of €10.00 net per ADS, upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase, dated October 14, 2008 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this ADS letter of transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the "U.S. Offer"). The U.S. Offer is being made in connection with CITLOI S.A.S.'s offer to acquire all of the outstanding ILOG ordinary shares, including ILOG ordinary shares represented by ILOG ADSs, and ILOG warrants.

        The undersigned hereby instructs the Receiving Agent to accept the U.S. Offer on behalf of the undersigned with respect to the ILOG ADSs (which expression in this ADS letter of transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the ILOG ordinary shares represented thereby) delivered herewith.

        Subject to, and effective upon, acceptance for payment of the ILOG ADSs tendered herewith, in accordance with the terms of the U.S. Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, CITLOI S.A.S., all right, title and interest in and to all the ILOG ADSs being tendered hereby (and any and all other ILOG ordinary shares or other securities issued or issuable in respect thereof) and all dividends, distributions (including, without limitation, distributions of additional ILOG ADSs or ILOG ordinary shares) and rights declared, paid or distributed in respect of such shares or securities on or after the settlement date of the U.S. Offer (collectively, "distributions") and irrevocably appoints Wells Fargo Bank, N.A., as the Receiving Agent, the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Receiving Agent is also acting as the agent of CITLOI S.A.S. in connection with the U.S. Offer, with respect to such ILOG ADSs and the distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), (a) to have the American depositary receipts ("ADRs") evidencing the ILOG ADSs and any distributions delivered to the Receiving Agent or, if tender is by book-entry transfer, transfer ILOG ADSs and any distributions to the account of the Receiving Agent at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity to the Receiving Agent or upon the order of the Receiving Agent, in each case, acting upon the instruction of CITLOI S.A.S., (b) to surrender such ILOG ADSs for the purpose of withdrawal of the underlying ILOG ordinary shares in accordance with the deposit agreement for the ADSs, (c) to instruct the depositary of the ILOG ADS facility to deliver the certificates evidencing the ILOG ordinary shares underlying the ILOG ADSs, or transfer ownership of such ILOG ordinary shares underlying the ILOG ADSs on the account books maintained with respect to the ILOG ordinary shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of CITLOI S.A.S., (d) to tender, or to cause to be tendered, the ILOG ordinary shares underlying the tendered ILOG ADSs as part of the French centralizing procedures as soon as practicable after the expiration of the offer period, and (e) to receive all benefits and otherwise exercise all rights of beneficial ownership of such ILOG ADSs (and all such other ILOG ordinary shares or securities) and any distributions, all in accordance with the terms and conditions of the U.S. Offer. The undersigned agrees that CITLOI S.A.S. may instruct the Receiving Agent to take the actions specified in clauses (a), (b), (c) or (d) above prior to acceptance by CITLOI S.A.S. of those ILOG ADSs for payment in the U.S. Offer. CITLOI S.A.S. shall not have the rights specified in clause (e) above until it has irrevocably accepted those ILOG ADSs tendered in the U.S. Offer. Upon acceptance by CITLOI S.A.S. of tendered ILOG ADSs in the U.S. Offer, the undersigned shall have no further rights with respect to those ILOG ADSs, except that the undersigned shall have a right to receive from CITLOI S.A.S. the offer consideration in accordance with the U.S. Offer.

        The undersigned hereby irrevocably appoints each designee of CITLOI S.A.S. as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise), with respect to all of the ILOG ADSs tendered hereby (and any associated distributions) that have been accepted for payment by CITLOI S.A.S. prior to the time of any vote or other action (and any and all other ILOG ordinary shares or other securities or rights issued or issuable in respect of such ILOG ADSs) at any meeting of securityholders of ILOG (whether annual or special and whether or not an adjourned or postponed meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the tendered ILOG ADSs, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the ILOG ADSs by CITLOI S.A.S. in accordance with the terms of the U.S. Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such ILOG ADSs (and all such other ILOG ordinary shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective). The undersigned understands that, in order for the ILOG ADSs to be deemed validly tendered, immediately upon CITLOI S.A.S.'s acceptance of such ILOG ADSs, CITLOI S.A.S. or its designee must be able to exercise full voting, consent and other rights with respect to such ILOG ADSs (and any associated distributions), including, the right to instruct the ADS depositary with respect to voting at any meeting of ILOG 's shareholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the U.S. Offer and to tender, sell, assign, cancel and transfer the ILOG ADSs (and any associated distributions) tendered hereby (and any and all other ILOG ordinary shares or other securities or rights issued or issuable in respect of such ILOG ADSs), and that when the same are accepted for payment by CITLOI S.A.S., CITLOI S.A.S. will acquire good, marketable and unencumbered title thereto and to all distributions, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

        The undersigned, upon request, shall execute and deliver all additional documents deemed by the Receiving Agent or CITLOI S.A.S. to be necessary or desirable to complete the sale, assignment, cancellation and transfer of the ILOG ADSs (and any associated distributions) tendered hereby (and any and all other ILOG ordinary shares or other securities or rights issued or issuable in respect of such ILOG ADSs).

        No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of the ILOG ADSs pursuant to the procedures described in the Offer to Purchase under "THE TENDER OFFER—3. Procedure for Accepting this Offer and Tendering Securities—ADSs", and the instructions hereto, will constitute a binding agreement between the undersigned and CITLOI S.A.S. upon the terms and subject to the conditions of the U.S. Offer. Without limiting the foregoing, if the price to be paid in the U.S. Offer is amended in accordance with the U.S. Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this ADS letter of transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase,

CITLOI S.A.S. may not be required to accept for payment any of the ILOG ADSs tendered hereby. If acceptance has been made in respect of ILOG ADSs, then a separate acceptance in respect of ILOG ordinary shares represented by such ILOG ADSs may not be made.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," in consideration of the ILOG ADSs tendered hereby, the undersigned hereby instructs the Receiving Agent to issue a check (or, in the case of delivery through the Book-Entry Transfer Facility, credit the appropriate account with the cash consideration), and return all ILOG ADRs representing ILOG ADSs not purchased or not tendered, in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned hereby instructs the Receiving Agent to mail the check (or, in the case of delivery through the Book-Entry Transfer Facility, credit the appropriate account with the cash consideration), and return any ADRs representing ILOG ADSs not purchased or tendered (and accompanying documents, as appropriate), to the undersigned at the address(es) appearing above in the box entitled "Description of ILOG American Depositary Shares (ADSs) Tendered". In the case of a book-entry delivery of ILOG ADSs, the undersigned hereby instructs the Receiving Agent to credit the account maintained at the Book-Entry Transfer Facility with any ILOG ADSs that are not tendered or are not accepted for payment.

        In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instruction" are both completed, the undersigned hereby instructs the Receiving Agent to issue the check and/or return all ILOG ADSs not purchased or not tendered, in the name(s) of, and mail such check and/or certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby instructs the Receiving Agent to credit any ILOG ADSs tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that CITLOI S.A.S. has no obligation, pursuant to the "Special Issuance Instructions", to transfer any ILOG ADSs from the name of the registered owner(s) thereof if CITLOI S.A.S. does not purchase any of the ILOG ADSs tendered hereby.

        The cash consideration paid to tendering ILOG ADS holders will be payable in U.S. dollars calculated by using the open market spot exchange rate for the U.S. dollar against the euro in the North American trading session on the date on which funds are received by the Receiving Agent to pay for the ADSs upon completion of the U.S. Offer. For further information see "THE TENDER OFFER—Terms of this Offer" in the Offer to Purchase. Under no circumstances will interest be paid on the purchase price of ILOG ADSs, regardless of any delay in payment for such securities.

        The undersigned understands that CITLOI S.A.S. reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the ILOG ADSs tendered pursuant to the U.S. Offer, but any such transfer or assignment will not relieve CITLOI S.A.S. of its obligations under the U.S. Offer and will in no way prejudice the rights of holders to receive payment for ILOG ADSs validly tendered and accepted for payment pursuant to the U.S. Offer.

        SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF ILOG ADSs PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ILOG ADSs IN RESPECT OF WHICH THE U.S. OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE RECEIVING AGENT. CITLOI S.A.S. WILL DETERMINE IN ITS SOLE DISCRETION ALL QUESTIONS AS TO THE FORM OF DOCUMENTS, INCLUDING ANY NOTICE OF WITHDRAWAL AND THE VALIDITY, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE OF TENDERED ILOG ADSs. CITLOI S.A.S.'S DETERMINATION WILL BE FINAL AND BINDING ON ALL PARTIES.

 SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5 and 7)

        To be completed ONLY if the ADRs for ILOG ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to the ILOG ADSs accepted for payment are to be issued in the name of someone other than the undersigned. All changes in registration require a Medallion Signature Guarantee by an eligible financial institution.

Name:
(Please print)

Address:

(Include Zip Code)
(Taxpayer Identification or Social Security No.) (also complete Substitute Form W-9 below)

 SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5 and 7)

        To be completed ONLY if the ADRs for ILOG ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to the ILOG ADSs accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of ILOG American Depositary Shares (ADSs) Tendered."

Deliver    ☐ Check and/or    ☐ Certificates to:

Name:
(Please print)

Address:

(Include Zip Code)

 SIGN HERE
(AND PLEASE COMPLETE SUBSTITUTE FORM W-9)

Signature(s) of Holder(s)

Dated:	, 2008

(Must be signed by registered owner(s) or by person(s) authorized to become registered owner(s) by endorsements, stock powers and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s):

(Please print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or
Social Security No.:

(See Substitute Form W-9)

 GUARANTEE OF SIGNATURE(S)
(IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:
(Please print)

Name of Firm:

Address:

(Include Zip Code)

Taxpayer Identification or Social Security No.:	(also complete Substitute Form W-9 below)

(Area Code) Telephone Number:

Dated:	, 2008

* Affix appropriate Medallion Signature Guarantee Stamp

 INSTRUCTIONS

FORMING A PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

        To complete this ADS letter of transmittal, you must do the following:

  •
  Fill in the box entitled "Description of ILOG American Depositary Shares (ADSs) Tendered".

  •
  Sign and date this ADS letter of transmittal in the box entitled "Sign Here".

  •
  Fill in and sign in the box entitled "Substitute Form W-9".

        In completing this ADS letter of transmittal, you may (but are not required to) also do the following:

  •
  If you want the ADRs for ILOG ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to the ILOG ADSs accepted for payment to be issued in the name of another person, complete the box entitled "Special Issuance Instructions."

  •
  If you want the ADRs for ILOG ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to the ILOG ADSs accepted for payment to be sent to an address other than that shown in the box entitled "Description of ILOG American Depositary Shares (ADSs) Tendered", complete the box entitled "Special Delivery Instructions."

        If you complete the box entitled "Special Issuance Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the ADS letter of transmittal is signed by an Eligible Institution.

         1.    Guarantee of Signatures.    All signatures on this ADS letter of transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), unless (i) this ADS letter of transmittal is signed by the registered owner(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of ILOG ADSs) of the ILOG ADSs tendered hereby and such holder(s) has not completed either the box entitled "Special Issuance Instructions" herein or (ii) such ILOG ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

         2.    Delivery of ADS Letter of Transmittal and ADRs or Book-Entry Confirmations.    This ADS letter of transmittal is to be used either if (i) ADRs evidencing the ILOG ADSs for the U.S. Offer are to be forwarded herewith or (ii) unless an agent's message (as defined below) is used, if ILOG ADSs are to be delivered by book-entry transfer pursuant to the procedure set forth in the Offer to Purchase under "THE TENDER OFFER—3. Procedure for Accepting this Offer and Tendering Securities—ADSs". ADRs evidencing all physically tendered ILOG ADSs, or confirmation of a book-entry transfer, if such procedure is available, into the Receiving Agent's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") of all ILOG ADSs delivered by book-entry transfer together with a properly completed and duly executed ADS letter of transmittal (or facsimile thereof), or an agent's message in the case of book-entry transfer, and any other documents required by this ADS letter of transmittal, must be received by the Receiving Agent at one of its addresses set forth herein prior to the expiration date of the U.S. Offer. If ADRs evidencing tendered ILOG ADSs are forwarded to the Receiving Agent in multiple deliveries, a properly completed and duly executed ADS letter of transmittal must accompany each such delivery.

        The term "agent's message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Receiving Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the ILOG ADSs that such participant has received this ADS letter of transmittal and agrees to be bound by the terms of this ADS letter of transmittal and that CITLOI S.A.S. may enforce such agreement against such participant.

        The method of delivery of this ADS letter of transmittal, ADRs evidencing ILOG ADSs and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering ADS holder, and the delivery will be deemed made only when actually received by the Receiving Agent (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted, and no fractional ILOG ADSs will be purchased or accepted for payment. By execution of this ADS letter of transmittal (or facsimile hereof), all tendering holders of ILOG ADSs waive any right to receive any notice of the acceptance of their ILOG ADSs for payment.

         3.    Inadequate Space.    If the space provided herein under "Description of ILOG American Depositary Shares (ADSs) Tendered" is inadequate, the certificate numbers, the number of ILOG ADSs represented by such certificates and the number of ILOG ADSs tendered should be listed on a separate schedule and attached hereto.

         4.    Partial Tenders (Not Applicable to ADS Holders who Tender by Book-Entry Transfer).    If fewer than all of the ILOG ADSs represented by the ADRs delivered herewith to the Receiving Agent are to be tendered, fill in the number of ILOG ADSs that are to be tendered in the box entitled "Number of ILOG ADSs Tendered". In such cases, new certificate(s) representing the remainder of the ILOG ADSs that were represented by ADRs will be sent to the registered owner, unless otherwise provided in the box entitled "Special Delivery Instructions" herein as soon as practicable after the expiration or termination of the U.S. Offer. All ILOG ADSs represented by ADRs delivered to the Receiving Agent will be deemed to have been tendered unless otherwise indicated. In the case of partial acceptances, ILOG ADSs in respect of which the U.S. Offer was not accepted will not be reissued to a person other than the registered owner.

         5.    Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements.    If this ADS letter of transmittal is signed by the registered owner(s) of the ILOG ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing such ILOG ADSs without alteration, enlargement or any other change whatsoever.

        If any ILOG ADS tendered hereby is owned of record by two or more persons, all such persons must sign this ADS letter of transmittal.

        If any of the tendered ILOG ADSs are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate ADS letters of transmittal as there are different registrations of such ILOG ADSs.

        If this ADS letter of transmittal is signed by the registered owner(s) of the ILOG ADSs tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or ADRs for ILOG ADSs not tendered or not exchanged are to be issued in the name of, a person other than the registered owner(s), in which case, the certificate(s) representing the ILOG ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this ADS letter of transmittal is signed by a person other than the registered owner(s) of the ILOG ADSs tendered hereby, the certificate(s) representing the ILOG ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this ADS letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CITLOI S.A.S. of such person's authority to so act must be submitted.

         6.    Stock Transfer Taxes.    CITLOI S.A.S. will pay or cause to be paid any transfer taxes with respect to the tender of ILOG ADSs not based on income. If, however, a transfer tax is imposed based on income or for any reason other than the tender of securities in the U.S. Offer, then those transfer taxes, whether imposed on the registered holder or any other persons, will not be payable to the tendering holder. If payment of the purchase price is to be made to, or (in circumstances permitted hereby) if ADSs not tendered or not accepted for payment are to be issued in the name of any person other than the registered owner(s), or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs evidencing the ILOG ADSs listed in this ADS letter of transmittal.

         7.    Special Issuance and Delivery Instructions.    If the check for tendered ILOG ADSs is to be issued or sent, or ADRs evidencing ILOG ADSs not tendered or not accepted for payment pursuant to the U.S. Offer are to be issued or sent, in the name of, or to someone other than, the person(s) signing this ADS letter of transmittal or to the person(s) signing this ADS letter of transmittal but at an address other than that shown in the box entitled "Description of ILOG American Depositary Shares (ADSs) Tendered" herein, the appropriate "Special Issuance Instructions" box and/or "Special Delivery Instructions" box on this ADS letter of transmittal must be completed.

         8.    Requests for Assistance or Additional Copies.        Questions and requests for assistance or for additional copies of the Offer to Purchase and the ADS letter of transmittal may be directed to the Information Agent at the address and telephone numbers indicated below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer.

         9.    Conditions; Waiver of Conditions.    CITLOI S.A.S.'s obligation to accept ILOG ADSs in the U.S. Offer is subject to the conditions set forth in the Offer to Purchase. Such conditions, however, may be waived, in whole or in part, by CITLOI S.A.S., in its sole discretion, at any time and from time to time, in the case of any ILOG ADSs tendered. See "THE TENDER OFFER—15. Certain Conditions to the Offers; Withdrawal of the Offers—Conditions to the Offers" in the Offer to Purchase.

         10.    Lost, Destroyed or Stolen Certificates.    If any ADR representing ILOG ADSs has been lost, destroyed, stolen or mutilated, the holder(s) should promptly notify JPMorgan Chase Bank, as ADS depositary, in order to obtain a replacement ADR(s). This ADS letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, stolen or mutilated ADRs evidencing ILOG ADSs have been followed.

         11.    Holders of ILOG Ordinary Shares Not Represented by ILOG ADSs.    Holders of ILOG ordinary shares have been sent a form of acceptance instruction form with the Offer to Purchase and may not accept the U.S. Offer in respect of such ILOG ordinary shares pursuant to this ADS letter of transmittal, except insofar as those ILOG ordinary shares are represented by ILOG ADSs. If any holder of ILOG ordinary shares that are not represented by ILOG ADSs needs to obtain a copy of a form of acceptance instruction form, such holder should contact the Information Agent at the address and telephone numbers indicated below.

         12.    No Interest; Foreign Exchange Currency.    Under no circumstances will interest be paid on the purchase price of ILOG ADSs, regardless of any delay in payment for such securities. The cash consideration paid to tendering ILOG ADS holders will be payable in U.S. dollars calculated by using the spot exchange rate for the U.S. dollar against the euro in the North American trading session on the date on which funds are received by the Receiving Agent to pay for the ADSs upon completion of the U.S. Offer.

         13.    Expiration Date.    The expiration date of the U.S. Offer will be 12:00 noon, New York City time, on November 17, 2008, unless the U.S. Offer is extended. CITLOI S.A.S. intends that the U.S. Offer and the French Offer will expire simultaneously. If the AMF, a French regulatory body responsible for regulating tender offers, extends the French Offer for any reason, CITLOI S.A.S. may extend the U.S. Offer so that the U.S. Offer and the French Offer will expire on the same date. If CITLOI S.A.S. extends the U.S. Offer, CITLOI S.A.S. will inform the Receiving Agent of that fact and make a public announcement of the extension, by no later than 9:00 a.m., New York City time, on the next business day after the U.S. Offer was previously scheduled to expire.

         14.    Substitute Form W-9.    Under United States Federal income tax law, if you tender your ILOG ADSs, you generally are required to furnish the Receiving Agent either (i) a properly completed Substitute Form W-9 (below) with your correct taxpayer identification number ("TIN"), if you are a "U.S. person" (as defined in the Offer to Purchase under "THE TENDER OFFER—6. Certain United States Federal and French Income Tax Considerations"), or (ii) a properly completed appropriate Internal Revenue Service Form W-8, if you are a non-U.S. person.

        Use Substitute Form W-9 only if you are a U.S. person, including a resident alien individual. You will be subject to United States Federal backup withholding at a rate of 28% on all reportable payments made to you pursuant to the U.S. Offer if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the Internal Revenue Service tells the requester that you furnished an incorrect TIN, or (iv) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the instructions referred to below regarding whether you are an exempt payee.

        Backup withholding is not an additional tax. You may credit any amounts withheld against your regular United States Federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the Internal Revenue Service.

        If you have not been issued a TIN, you may write "Applied For" in the space provided in part I of the Substitute Form W-9 if you have applied for a TIN or intend to apply for a TIN. In that case, you must also complete the Certificate of Awaiting Taxpayer Identification Number attached to this ADS letter of transmittal. The Receiving Agent will withhold 28% of all reportable payments unless you provide a TIN to the Receiving Agent, or have otherwise established an exemption from backup withholding, by the time of payment.

        You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the appropriate completed Form W-8. You will find further information in Internal Revenue Service Publication 515, "Withholding of Tax on Nonresident Aliens and Foreign Entities". You can receive the applicable Form W-8 from the Information Agent.

        If you fail to furnish your correct TIN to the Receiving Agent, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

        Important: This ADS letter of transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an "agent's message", and any other required documents, must be received by the Receiving Agent prior to the expiration of the U.S. Offer, and either ADRs evidencing the tendered ILOG ADSs must be received by the Receiving Agent or ILOG ADSs must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date of the U.S. Offer.

 IMPORTANT TAX INFORMATION

        Under U.S. Federal income tax law, a shareholder whose tendered ILOG ADSs are accepted for payment is generally required by law to provide the Receiving Agent (as payer) with such shareholder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Receiving Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to ILOG ADSs purchased pursuant to the U.S. Offer may be subject to backup withholding of 28%.

        Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. An appropriate Form W-8 can be obtained from the Receiving Agent. Exempt shareholders should furnish their TIN, check the "Exempt from backup withholding" box on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Receiving Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

        If backup withholding applies, the Receiving Agent is required to withhold 28% of any reportable payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a shareholder with respect to ILOG ADSs purchased pursuant to the U.S. Offer, the shareholder is required to notify the Receiving Agent of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), (b) that (i) such shareholder is exempt from backup withholding, (ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding and (c) that such shareholder is a U.S. person (including a U.S. resident alien).

What Number to Give the Receiving Agent

        The shareholder is required to give the Receiving Agent the social security number or employer identification number of the record holder of the ILOG ADSs tendered hereby. If the ILOG ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Receiving Agent will withhold 28% of all reportable payments to such shareholder unless a TIN is provided to the Receiving Agent by the time of payment.

 TO BE COMPLETED BY ALL TENDERING ADS HOLDERS

(See Instruction 14)

PAYER'S NAME: WELLS FARGO BANK, N.A., AS RECEIVING AGENT

        THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number ("TIN") and certify that you are not subject to backup withholding.

Substitute W-9 Department of the Treasury Internal Revenue Service Payer's Request for TIN and Certification

Name:

Please check the appropriate box indicating your status:	☐ Exempt from backup withholding
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write "Applied For" in this Part I, complete the "Certificate Of Awaiting Taxpayer Identification Number" below and see "IMPORTANT TAX INFORMATION".	Social Security Number OR Employer Identification Number

Part II Certification

Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE "IMPORTANT TAX INFORMATION".

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date

        Questions and requests for assistance or additional copies of the Offer to Purchase, ADS letter of transmittal and other tender offer materials may be directed to the Information Agent at the telephone numbers and address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer.

The Information Agent for the U.S. Offer is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038-3650
U.S. Toll Free Number for holders of ADSs in the United States: (800) 334-9405
U.S. Number for banks and brokers: (212) 440-9800
European Toll Free Number: 00800 10 20 10 80

The Dealer Manager for the U.S. Offer is:

UBS Securities LLC
1999 Avenue of the Stars
Suite 3400
Los Angeles, California 90067
(877) 566-3332

QuickLinks

  Exhibit (a)(1)(B)
NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
PLEASE READ CAREFULLY THE INSTRUCTIONS SET FORTH IN THIS ADS LETTER OF TRANSMITTAL.
SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 5 and 7)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 5 and 7)
SIGN HERE (AND PLEASE COMPLETE SUBSTITUTE FORM W-9)
GUARANTEE OF SIGNATURE(S) (IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)
INSTRUCTIONS
FORMING A PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER
IMPORTANT TAX INFORMATION
TO BE COMPLETED BY ALL TENDERING ADS HOLDERS
(See Instruction 14)
COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.